UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2020

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders (the “Meeting”) of Adamis Pharmaceuticals Corporation (the “Company”) was reconvened on September 3, 2020, to consider and vote on (i) a proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 100,000,000 to 200,000,000, and (ii) a proposal to adopt and approve an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock, if the Company’s Board of Directors in its discretion determines to effect a reverse stock split at any time before December 31, 2020, at a reverse stock split ratio ranging from 1-for-2 to 1-for-15, as determined by the Board of Directors at a later date.

At the reconvened Meeting, the stockholders voted on the following proposals, each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 10, 2020, as supplemented.

The final results for each of the matters considered at the reconvened Meeting were as follows:

1.

Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 100,000,000 to 200,000,000:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Common Stock	38,597,707	18,875,371	1,126,693	—
Series B Preferred	1,000,000	—	—	—

The proposal was approved.

2.

Approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock, if the Company’s Board of Directors in its discretion determines to effect a reverse stock split at any time before December 31, 2020, at a reverse stock split ratio ranging from 1-for-2 to 1-for-15, as determined by the Board of Directors at a later date:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Common Stock	32,833,457	24,990,669	775,645	—
Series B Preferred	1,000,000	—	—	—

The proposal was not approved.

Item 9.01	Financial Statements and Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: September 8, 2020	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer

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